ATLANTIC WHITEHALL FUNDS TRUST
Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity income Fund
(collectively, the “Funds”)
Supplement dated December 23, 2008
to the Prospectuses dated March 28, 2008
This Supplement updates the information in, and should be read in conjunction with, the Institutional Class Shares Prospectus for each Fund and the Distributor Class Shares Prospectus for the Atlantic Whitehall Growth Fund.
The Board of Trustees (the “Board”) of Atlantic Whitehall Funds Trust (the “Trust”) has adopted, on behalf of the Trust, a formal policy regarding the payment of redemption proceeds to third parties. Under the policy, the Trust will not distribute redemption proceeds to any third parties. Redemption proceeds will only be paid to the shareholder of record. Accordingly, the following is inserted as the fourth sentence of the third paragraph of the section entitled “Redemption of Fund Shares” on pages 26 and 9, respectively, of the Institutional Class Shares and Distributor Class Shares Prospectuses:
Redemption proceeds will be paid only to the shareholder of record.
The Board has also approved a change in the Atlantic Whitehall International Fund’s principal investment strategy to allow it to invest up to 20% of its portfolio in emerging market securities. Accordingly, the second sentence in the section entitled “Principal Investment Strategies” on page 13 of the Institutional Class Shares Prospectus is deleted in its entirety and replaced with the following:
The International Fund intends to invest primarily in developed markets, but may invest up to 20% of its portfolio in emerging markets.